EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITY HOLDING COMPANY, a West Virginia corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, registering an unspecified amount of common stock, preferred stock, depositary shares, senior debt securities, subordinate debt securities, warrants and units, hereby constitutes and appoints Charles R. Hageboeck as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of September, 2016.

Signature

/s/ C. Dallas Kayser
C. Dallas Kayser

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITY HOLDING COMPANY, a West Virginia corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, registering an unspecified amount of common stock, preferred stock, depositary shares, senior debt securities, subordinate debt securities, warrants and units, hereby constitutes and appoints Charles R. Hageboeck as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of September, 2016.

Signature

/s/ John R. Elliot
John R. Elliot

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITY HOLDING COMPANY, a West Virginia corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, registering an unspecified amount of common stock, preferred stock, depositary shares, senior debt securities, subordinate debt securities, warrants and units, hereby constitutes and appoints Charles R. Hageboeck as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of September, 2016.

Signature

/s/ Charles W. Fairchilds
Charles W. Fairchilds

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITY HOLDING COMPANY, a West Virginia corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, registering an unspecified amount of common stock, preferred stock, depositary shares, senior debt securities, subordinate debt securities, warrants and units, hereby constitutes and appoints Charles R. Hageboeck as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of September, 2016.

Signature

/s/ William H. File, III
William H. File, III

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITY HOLDING COMPANY, a West Virginia corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, registering an unspecified amount of common stock, preferred stock, depositary shares, senior debt securities, subordinate debt securities, warrants and units, hereby constitutes and appoints Charles R. Hageboeck as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of September, 2016.

Signature

/s/ Robert D. Fisher
Robert D. Fisher

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITY HOLDING COMPANY, a West Virginia corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, registering an unspecified amount of common stock, preferred stock, depositary shares, senior debt securities, subordinate debt securities, warrants and units, hereby constitutes and appoints Charles R. Hageboeck as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of September, 2016.

Signature

/s/ Jay C. Goldman
Jay C. Goldman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITY HOLDING COMPANY, a West Virginia corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, registering an unspecified amount of common stock, preferred stock, depositary shares, senior debt securities, subordinate debt securities, warrants and units, hereby constitutes and appoints Charles R. Hageboeck as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of September, 2016.

Signature

/s/ Patrick C. Graney, III
Patrick C. Graney, III

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITY HOLDING COMPANY, a West Virginia corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, registering an unspecified amount of common stock, preferred stock, depositary shares, senior debt securities, subordinate debt securities, warrants and units, hereby constitutes and appoints Charles R. Hageboeck as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of September, 2016.

Signature

/s/ David W. Hambrick
David W. Hambrick

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITY HOLDING COMPANY, a West Virginia corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, registering an unspecified amount of common stock, preferred stock, depositary shares, senior debt securities, subordinate debt securities, warrants and units, hereby constitutes and appoints Charles R. Hageboeck as her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 28th day of September, 2016.

Signature

/s/ Tracy W. Hylton, II
Tracy W. Hylton, II

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITY HOLDING COMPANY, a West Virginia corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, registering an unspecified amount of common stock, preferred stock, depositary shares, senior debt securities, subordinate debt securities, warrants and units, hereby constitutes and appoints Charles R. Hageboeck as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of September, 2016.

Signature

/s/ J. Thomas Jones
J. Thomas Jones

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITY HOLDING COMPANY, a West Virginia corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, registering an unspecified amount of common stock, preferred stock, depositary shares, senior debt securities, subordinate debt securities, warrants and units, hereby constitutes and appoints Charles R. Hageboeck as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of September, 2016.

Signature

/s/ James L. Rossi
James L. Rossi

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITY HOLDING COMPANY, a West Virginia corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3, registering an unspecified amount of common stock, preferred stock, depositary shares, senior debt securities, subordinate debt securities, warrants and units, hereby constitutes and appoints Charles R. Hageboeck as her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The NASDAQ Stock Market, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 28th day of September, 2016.

Signature

/s/ Sharon H. Rowe
Sharon H. Rowe